Exhibit 10.14
SECOND AMENDMENT
          SECOND AMENDMENT (this “Amendment”), dated as of November ___, 2005 to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SFBC INTERNATIONAL, INC. (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent and Collateral Agent.
W I T N E S S E T H:
          WHEREAS, the Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have made extensions of credit to the Borrower; and
          WHEREAS, the Borrower has requested that the Lenders agree to make certain amendments to the Credit Agreement and the Security Agreement, and the Lenders are agreeable to such request but only upon the terms and subject to the conditions set forth herein;
          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:
          Section 1. Definitions. Terms defined in the Credit Agreement are used herein with the respective meanings given to them therein, except as amended as set forth below in Section 2 of this Amendment.
          Section 2. Amendment to Section 1.01 of the Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended (i) by adding the following new definition in the proper alphabetical order:
     “‘Effective Date’ shall mean June 14, 2005.”
     “‘Secured Foreign Exchange Hedging Agreement’ shall mean a Hedging Agreement in respect of forward purchase or similar agreement or arrangement dealing with currency exchange rates if at the date of entering into such Hedging Agreement the counterparty in respect thereof was a Lender or an Affiliate of a Lender.”; and
(ii) by amending the definition of “Secured Parties” to read in its entirety as follows:
     “‘Secured Parties’ shall have the meaning assigned to such term in the Security Agreement.”

          Section 3. Amendment to Section 5.01(c) of the Credit Agreement. Section 5.01(c) of the Credit Agreement is hereby amended by adding a new clause (i)(D) following clause (i)(C) appearing therein to read in its entirety as follows:
“and (D) beginning with the fiscal quarter ending December 31, 2005 listing the Secured Foreign Exchange Hedging Agreements of the Borrower that are outstanding as of the last day of the relevant reporting period and setting forth computations in reasonable detail satisfactory to the Administrative Agent demonstrating compliance with the proviso to Section 6.02(j)”
          Section 4. Amendment to Section 6.02(j) of the Credit Agreement. Section 6.02(j) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:
     “(j) Liens granted pursuant to the Security Documents to secure the Secured Obligations; provided that the aggregate notional amount of the Borrower’s obligations in respect of unsettled transactions under Secured Foreign Exchange Hedging Agreements shall not at any time exceed $50,000,000 (with the notional amount of each individual transaction calculated as the dollar equivalent of the notional amount of such transaction as of the trade date thereof) and no individual transaction under any such agreement shall have a scheduled settlement date that extends beyond nine months from the related trade date.”
          Section 5. Amendment to Section 6.08(c) of the Credit Agreement. Section 6.08(c) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:
     “(c) the repurchase of Borrower’s outstanding common stock; provided that after giving effect thereto (i) no Default or Event of Default shall have occurred and be continuing and (ii) the aggregate cash consideration paid for all such repurchases pursuant to this Section
6.08(c) since the Effective Date does not exceed $30,000,000.”
          Section 6. Amendment to Section 6.10(d) of the Credit Agreement. Section 6.10(d) of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:
     “(d) Limitation on Capital Expenditures. Permit the aggregate amount of Capital Expenditures made in any period set forth below, to exceed the amount set forth opposite such period below:

Period	Amount (in millions)
January 1, 2005 to December 31, 2005	$21.00
January 1, 2006 to December 31, 2006	$22.00
January 1, 2007 to December 31, 2007	$25.25
January 1, 2008 to December 31, 2008	$27.50
January 1, 2009 to December 31, 2009	$29.75”

          Section 7. Amendment to Section 1.1(c) of the Security Agreement. The definition of “Secured Parties” in Section 1.1(c) of the Security Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof the following:
     “‘Secured Parties’ shall mean, collectively, (i) the Administrative Agent, (ii) the Collateral Agent, (iii) each other Agent, (iv) the Lenders and (v) (1) each party to a Hedging Agreement relating to the Loans if at the date of entering into such Hedging Agreement such person was a Lender or an Affiliate of a Lender and (2) each party to a Secured Foreign Exchange Hedging Agreement, if in the case of clauses (v)(1) and(2), the counterparty in respect thereof executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Collateral Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Sections 10.03 and 10.09 of the Credit Agreement.”
          Section 8. Conditions to Effectiveness. This Amendment shall become effective on and as of the date hereof upon the satisfaction of the following conditions precedent (such date the “Amendment Effective Date”):
     (a) The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower and the Required Lenders.
     (b) The Administrative Agent shall have received an Acknowledgment and Consent, substantially in the form of Exhibit A hereto, duly executed and delivered by each Guarantor.
     (c) The Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to the Administrative Agent), on or before the Amendment Effective Date.
          Section 9. Representations and Warranties.
          The Borrower hereby represents and warrants to the Administrative Agent and each Lender that (before and after giving effect to this Amendment):
     (a) No Default or Event of Default has occurred and is continuing after giving effect to this Amendment.
     (b) After giving effect to this Amendment, each of the representations and warranties made by the Loan Parties in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of the date hereof, except for any representation and warranty which is expressly made as of an earlier date, which representation and warranty shall have been true and correct in all material respects as of such earlier date.
          Section 10. Limited Amendment. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement or any other Loan Document not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrower or the Guarantors that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the Loan Documents are and shall remain in full force and effect in accordance with their terms.
          Section 11. Payment of Fees and Expenses.
     (a) The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
     (b) If the Amendment Effective Date occurs, the Borrower agrees to pay an amendment fee to the Administrative Agent for the account of each Lender that has executed and delivered this Amendment to the Administrative Agent on or prior to 5:00 p.m. New York time on November 30, 2005, in an amount equal to 0.05% of the Revolving Credit Commitment of such Lender. Such amendment fee shall be payable on December 1, 2005. The Borrower agrees that the amendment fee payable hereunder is an amount due under the Credit Agreement for purposes of Section 8.01(b) thereof.
          Section 12. Miscellaneous.
     (a) Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. Delivery of an executed signature page of this Amendment or of a Lender Consent Letter by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.
     (b) The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).
     (c) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

SFBC INTERNATIONAL, INC.
By:	/s/
Name:
Title:

UBS AG, STAMFORD BRANCH, as Administrative Agent
By:	/s/
Name:
Title:

By:	/s/
Name:
Title:

[Signature Page to Second Amendment]

___________________________________________ (NAME OF LENDER)
By:	/s/
Name:
Title:

[Signature Page to Second Amendment]

ACKNOWLEDGEMENT AND CONSENT
          Reference is made to the Second Amendment, dated as of November ___, 2005 (the “Amendment”), to the Amended and Restated Credit Agreement, dated as of June 14, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SFBC INTERNATIONAL, INC. (the “Borrower”), the Subsidiary Guarantors party thereto (the “Subsidiary Guarantors”), the Lenders and other agents from time to time party thereto and UBS AG, STAMFORD BRANCH, as Administrative Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.
          Each of the undersigned parties to the Credit Agreement and the Security Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Credit Agreement and the Security Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.
          IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of November ___, 2005.

SFBC INTERNATIONAL, INC.
By:	/s/
	Name:	David Natan
	Title:	Chief Financial Officer

11190 BISCAYNE, LLC

By:	SFBC International, Inc., as its sole member

By:	/s/
	Name:	David Natan
	Title:	Chief Financial Officer

[Signature Page to Acknowledgment and Consent]

CLINICAL PHARMACOLOGY INTERNATIONAL, INC.
SFBC FT. MYERS, INC.
SFBC ANALYTICAL LABORATORIES, INC.
SFBC NEW DRUG SERVICES, INC.
SOUTH FLORIDA KINETICS, INC.
SFBC TAYLOR TECHNOLOGY, INC.
SFBC SUB 2004, INC.

By:	/s/
	Name:	David Natan
	Title:	Chief Financial Officer

PHARMANET, INC.
PHARMANET (D.C.), INC.
PHARMANET (C.A.), INC.
PHARMANET, INC., a Pennsylvania corporation
PHARMANET (I.L.), INC.
PHARMASITE, INC.
PHARMANET (NC), INC.
PHARMANET (P.A.), INC.
PHARMA HOLDINGS, INC.

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

PHARMANET, LLC
By:	PharmaNet, Inc., a Pennsylvania corporation, as
its managing member

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

By:	PharmaNet (C.A.), Inc., as its managing member

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

[Signature Page to Acknowledgment and Consent]

PHARMASOFT, LLC
By:	PharmaNet, LLC, as its sole member

By:	/s/
	Name:	John P. Hamill
	Title:	Vice President and Chief Financial Officer

[Signature Page to Acknowledgment and Consent]